UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund
Ticker Symbol: (GDIIX)

ANNUAL REPORT
October 31, 2012

Not authorized for distribution unless preceded or accompanied by a current Fund prospectus.

RNC Genter Dividend Income Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance and Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

RNC Genter Dividend Income Fund

December, 2012

Dear Shareholder:

The RNC Genter Dividend Income Fund had another positive year for the report period ending October 31, 2012.  The Fund returned 13.89% compared to the Fund’s primary benchmarks, the Russell 1000 Value Index1 at 16.89%, and the MSCI US Investable Market High Dividend Yield Index2 at 16.54%. The broad S&P 500® Index3 returned 15.21% for the same period.

2012 has been a more difficult year for higher yielding securities within the market.  2011 was a banner year for higher yielding securities but as the calendar rolled over, the market leaders from 2011 became the market lagging securities of 2012.  Investors began the year bidding up deeply underperforming, lower quality securities.  As valuations became stretched and some chinks in the global economy became evident, global equity markets retreated.  Central bankers then gave a strong push to risky assets by expanding liquidity and giving investors’ confidence that major problems could be avoided.

2012 has been a very strong year for dividend growth.  The fund’s dividend per share grew over 10% during the one year period.  The Russell 1000 Value Index, which is comprised of lower yielding securities, grew over 16% highlighted by strong dividend growth in Financials, Technology and Energy securities.  We estimate that 2013 will be another good year for dividend growth.  Many companies have excess cash on their balance sheet and payout ratios are very low.  With interest rates at historically low levels, companies appear to be willing to transfer more cash to shareholders in the form of a growing dividend.  We are still uncertain at what level dividends will be taxed in 2013, but we believe qualified dividends will continue to hold tax advantaged status.

Over the past year nearly all risky domestic assets increased in value.  There was little difference between the performance of Growth versus Value or Large Cap versus Small Cap.  The one difference was investing in developed international markets versus domestic markets.  2012 Domestic returns have substantially outpaced both the MSCI EAFE9 and MSCI Europe10 indexes. Much of the underperformance of the European and International markets has been due to the persistent headwinds of over-indebtedness, austerity measures, slowing growth and questions surrounding the quality of bank assets.  Together these have pushed the European continent into recession.  Given this long list of regional struggles, it’s impressive their markets have held up at all.  This is undoubtedly due to European Central Bank president Mario Draghi’s mid-year statement that the bank will do “whatever it takes to preserve the Euro.”

Shortly after Draghi’s statement to preserve the Euro, the US joined the party and implemented a third round of quantitative easing (QE3) by pledging to buy large amounts of mortgages to keep interest rates low and aid the housing market.  While investors’ collective sigh of relief proved rewarding, in the short term we still are not convinced that everything will proceed smoothly to an acceptable solution for the Euro.  There still is no concrete plan, nor is there consensus among leaders or their constituents about what the plan should be.  We do agree that Mr. Draghi has bought more time, but Europe is just as good as the U.S. Congress at kicking the can down the road, wasting time, changing direction and making the eventual solution more difficult.

Perhaps the biggest obstacle facing the economy is the looming fiscal cliff commencing January 1st 2013, unless some compromise is reached by the lame duck session of Congress.  Uncertainty surrounding the situation has eroded the confidence of businesses to make decisions regarding hiring and spending on much needed plant and equipment.  It is no wonder that both capital spending and durable goods have fallen sharply.  Doing nothing would jeopardize the recovery and probably plunge us into recession early next year.  Most likely Congress will simply postpone the onset of the fiscal cliff for six months, leaving a new Congress in 2013 to deal with fiscal policy, tax increases, job incentives and spending controls.

One improving area in an otherwise weak economy is the housing sector.  Home prices have been rising nationwide for the past several quarters.  Mortgage rates have fallen to record lows and are likely to stay there for some time since the Fed will be buying a significant amount of existing mortgage-backed securities for the foreseeable future.  Record low mortgage rates, a stable to improving jobs market and a modest rise in incomes are the basic ingredients for a steadily improving housing market.  This should provide a boost to the economy next year, as the pick-up in residential construction creates jobs.  Also, rising home prices would help lift consumer confidence and spending due to the rise in net worth.  Therefore, rather than being a drag on the economy as it has been for the first three years of the recovery, housing should become a plus for the economy going forward.  With both housing prices and the stock market improving over the past few months, consumer net worth has surged by several trillion dollars.  As a result, consumer spending is expected to show some incremental improvement and offset to some extent the uncertainties associated with the impending fiscal cliff.

U.S. markets have performed quite well in 2012, despite a lethargic economy. We expect a near-term pause driven by the aforementioned uncertainties.  In 2013 we should finally see employment start to pick up and housing shake off the final vestiges of the bubble from 5 years ago. We remain concerned that the U.S. and Europe will just keep digging the hole deeper and deeper. The markets have performed well in anticipation of a workable plan and at least some progress towards reducing deficits and reinvigorating growth. While we think that this will come to pass, it may take more time than anticipated, so we will remain cautious into the year end and make sure our investments can perform no matter what the outcome of these major decisions.

Sincerely,

James “Rocky” Barber

Little difference between equity market/style returns

	Year-To-Date	Fiscal 4th Quarter	Fiscal Year
	1/1/11-10/31/11	8/1/11-10/31/11	11/1/11-10/31/12

S&P 5003	14.29%	2.96%	15.21%
S&P 500/Value4	15.00%	4.68%	16.72%
S&P 500/Growth5	13.70%	1.55%	13.93%

Little difference between the returns within the different U.S. market cap sizes.

Russell 1000 Index6	14.32%	3.29%	14.97%
Russell 2000 Index7	11.75%	4.41%	12.08%
Russell 3000 Index8	14.12%	3.37%	14.75%

But the European and Global Markets lagged

MSCI EAFE9	7.76%	5.82%	1.14%
MSCI Europe10	9.45%	8.47%	2.47%
MSCI World ex US11	7.57%	5.95%	1.07%

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

1
The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2
The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.

3	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities.

4
The S&P 500/Growth Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

5
The S&P 500/Value Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

6
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000 index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index represents approximately 92% of the U.S. market.

7
The Russell 2000 Index is an index that measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market cap of that index.  It includes approximately 2000 of the smallest securities.

8	The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. market.

9	The MSCI EAFE Index is an index that measures the returns of publicly traded securities in Europe, Australasian and the Far East. The index is a market cap weighted index.

10	The MSCI Europe Index is an index that measures the returns of publicly traded securities in Europe. The index is a market cap weighted index.

11	The MSCI World ex-US Index is an index that measures global market returns excluding the US market. The index holds over 3500 securities. The index is a market cap weighted index.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

RNC Genter Dividend Income Fund
FUND PERFORMANCE AND SUMMARY AT October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The MSCI US investable Market High Dividend  Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI US Investable Market Index and:

•	Include only securities that offer a meaningfully higher than the average dividend yield and pass dividend sustainability and persistence screens,

•	Offer broad market coverage, and

•	Are free float market capitalization weighted to ensure that their performance can be replicated in institutional and retail portfolios.

These indices do not reflect expenses, fees or sales charge, which would lower performance.

These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
	One	Since Inception*
	Year	(Annualized)
RNC Genter Dividend Income	13.89%	12.99%
Russell 1000 Value Index	16.89%	13.02%
.MSCI US Investable Market High Dividend Yield Index	16.54%	15.04%

*	Inception date 12/31/08 (annualized return)

Gross and Net Expense Ratios for the Fund are 7.84% and 1.25% respectively, which are the amounts stated in the current prospectus  as of the date of this report.  Contractual fee waivers are in effect through March 1, 2015.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 92.3%
	CONSUMER DISCRETIONARY – 12.9%
8,700	Lowe's Cos., Inc.	$281,706
4,100	McDonald's Corp.	355,880
5,600	Target Corp.	357,000
3,200	Time Warner Cable, Inc.	317,152
		1,311,738
	CONSUMER STAPLES – 13.3%
10,500	Altria Group, Inc.	333,900
8,000	Archer-Daniels-Midland Co.	214,720
6,200	Molson Coors Brewing Co. - Class B	267,468
4,700	PepsiCo, Inc.	325,428
2,400	Philip Morris International, Inc.	212,544
		1,354,060
	ENERGY – 9.6%
3,200	Chevron Corp.	352,672
4,450	ConocoPhillips	257,432
7,200	Total S.A. - ADR	362,880
		972,984
	FINANCIALS – 20.8%
4,000	Aflac, Inc.	199,120
1,450	BlackRock, Inc.	275,036
7,900	JPMorgan Chase & Co.	329,272
9,400	MetLife, Inc.	333,606
5,000	PNC Financial Services Group, Inc.	290,950
3,900	Travelers Cos., Inc.	276,666
12,000	Wells Fargo & Co.	404,280
		2,108,930
	HEALTH CARE – 14.6%
6,200	Johnson & Johnson	439,084
9,800	Merck & Co., Inc.	447,174
15,600	Pfizer, Inc.	387,972
5,200	Teva Pharmaceutical Industries Ltd. - ADR	210,184
		1,484,414
	INDUSTRIALS – 6.3%
15,900	General Electric Co.	334,854
4,500	Pitney Bowes, Inc.	64,620
3,200	United Parcel Service, Inc. - Class B	234,400
		633,874

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY – 2.5%
11,300	Applied Materials, Inc.	$119,780
6,100	Intel Corp.	131,913
		251,693
	MATERIALS – 1.6%
4,100	Nucor Corp.	164,533
	TELECOMMUNICATION SERVICES – 7.0%
10,000	AT&T, Inc.	345,900
9,500	CenturyLink, Inc.	364,610
		710,510
	UTILITIES – 3.7%
12,800	PPL Corp.	378,624
	TOTAL COMMON STOCKS (Cost $8,610,158)	9,371,360
	SHORT-TERM INVESTMENTS – 7.8%
793,355	Fidelity Institutional Money Market Fund, 0.08%1	793,355
	TOTAL SHORT-TERM INVESTMENTS (Cost $793,355)	793,355
	TOTAL INVESTMENTS – 100.1% (Cost $9,403,513)	10,164,715
	Liabilities in Excess of Other Assets – (0.1)%	(12,849)
	TOTAL NET ASSETS – 100.0%	$10,151,866

ADR – American Depositary Receipt

1	The rate quoted is the annualized seven-day yield of the Fund at period end.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	20.8%
Health Care	14.6%
Consumer Staples	13.3%
Consumer Discretionary	12.9%
Energy	9.6%
Telecommunication Services	7.0%
Industrials	6.3%
Utilities	3.7%
Information Technology	2.5%
Materials	1.6%
Total Common Stocks	92.3%
Short-Term Investments	7.8%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2012

Assets:
Investments in securities, at value (cost $9,403,513)	$10,164,715
Receivables:
Fund shares sold	471
Dividends and interest	14,882
Due from Advisor	4,889
Prepaid expenses	7,163
Total assets	10,192,120

Liabilities:
Payables:
Auditing fees	15,051
Fund shares redeemed	8,520
Fund accounting fees	3,585
Transfer agent fees and expenses	3,210
Fund administration fees	2,630
Distribution fees (Note 6)	2,091
Printing fees	1,851
Custody fees	1,693
Legal fees	474
Trustees' fees and expenses	298
Chief Compliance Officer fees	82
Accrued other expenses	769
Total liabilities	40,254

Net Assets	$10,151,866

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,195,797
Accumulated net realized gain on investments	194,867
Net unrealized appreciation on investments	761,202
Net Assets	$10,151,866

Shares of beneficial interest issued and outstanding	761,344
Offering and redemption price per share	$13.33

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $4,201)	$235,347
Interest	586
Total investment income	235,933

Expenses:
Advisory fees	62,482
Distribution fees (Note 6)	17,332
Fund administration fees	35,239
Transfer agent fees and expenses	28,710
Fund accounting fees	25,185
Registration fees	16,134
Audit fees	15,000
Custody fees	11,442
Legal fees	9,300
Chief Compliance Officer fees	9,100
Trustees' fees and expenses	4,094
Shareholder reporting fees	3,050
Miscellaneous	2,398
Insurance fees	1,203
Total expenses	240,669
Less: Advisory fees waived	(62,482)
Less: Other expenses absorbed	(91,434)
Net expenses	86,753
Net investment income	149,180

Realized and Unrealized Gain on Investments:
Net realized gain on investments	191,503
Net change in unrealized appreciation/depreciation on investments	470,949
Net realized and unrealized gain on investments	662,452

Net Increase in Net Assets from Operations	$811,632

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase in Net Assets From:
Operations:
Net investment income	$149,180	$59,943
Net realized gain on investments	191,503	144,385
Net change in unrealized appreciation/depreciation on investments	470,949	31,496
Net increase in net assets resulting from operations	811,632	235,824

Distributions to Shareholders:
From net investment income	(152,034)	(53,898)
From net realized gains	(144,390)	(102,150)
Total distributions to shareholders	(296,424)	(156,048)

Capital Transactions:
Net proceeds from shares sold	6,375,808	1,756,016
Reinvestment of distributions	269,065	151,925
Cost of shares redeemed1	(907,678)	(38,989)
Net increase from capital transactions	5,737,195	1,868,952

Total increase in net assets	6,252,403	1,948,728

Net Assets:
Beginning of year	3,899,463	1,950,735
End of year	$10,151,866	$3,899,463

Accumulated net investment income	$—	$3,669

Capital Share Transactions:
Shares sold	495,097	147,282
Shares reinvested	21,600	12,533
Shares redeemed	(70,628)	(3,352)
Net increase from capital share transactions	446,069	156,463

1	Net of redemption fee proceeds of $296 and $649, respectively.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	For the Period December 31, 2008* to October 31, 2009

Net asset value, beginning of period	$12.37	$12.28	$10.89	$10.00
Income from Investment Operations:
Net investment income	0.28	0.30	0.31	0.22
Net realized and unrealized gain on investments	1.36	0.71	1.39	0.89
Total from investment operations	1.64	1.01	1.70	1.11

Less Distributions:
From net investment income	(0.28)	(0.28)	(0.31)	(0.22)
From net realized gains	(0.40)	(0.64)	—	—
Total distributions	(0.68)	(0.92)	(0.31)	(0.22)
Net asset value, end of period	$13.33	$12.37	$12.28	$10.89

Total return	13.89%	8.52%	15.79%	11.60	%1

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,152	$3,899	$1,951	$1,685

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.47%	7.84%	10.52%	14.14	%2
After fees waived and expenses absorbed	1.25%	1.25%	1.29%	1.50	%2
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.07)%	(4.11)%	(6.63)%	(9.96	)%2
After fees waived and expenses absorbed	2.15%	2.48%	2.60%	2.68	%2

Portfolio turnover rate	34%	30%	32%	33	%1

*	Commencement of operations.
1	Not annualized.
2	Annualized.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2010, the Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets until March 1, 2013. Prior to January 1, 2010, the Advisor contractually agreed to limit annual operating expenses to 1.50% of the Fund’s average daily net assets.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

For the fiscal year ended October 31, 2012, the Advisor waived all of its advisory fees $62,482 and absorbed other expenses of $91,434. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit. At October 31, 2012, the amount of these potentially recoverable expenses was $480,958. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of October 31, 2012, the Advisor may recapture a portion of the following amounts no later than October 31 of the years stated below:

2013:	$ 167,677
2014:	159,365
2015:	153,916

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2012, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$9,407,454

Gross unrealized appreciation	$884,892
Gross unrealized depreciation	(127,631)
Net unrealized appreciation	$757,261

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
	Accumulated Net	Accumulated
Paid in Capital	Investment Income	Net Realized Gain
$0	($815)	$815

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$4,420
Undistributed long-term capital gains	194,388
Accumulated earnings	198,808
Accumulated capital and other losses	-
Unrealized appreciation	757,261
Total accumulated earnings	$956,069

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

Distribution paid from:	October 31, 2012	October 31, 2011
Ordinary income	$157,261	$75,243
Long-term capital gains	139,163	80,805
Total Taxable Distributions	296,424	156,048
Total Taxable Distributions	$296,424	$156,048

Note 5 – Investment Transactions
For the year ended October 31, 2012, purchases and sales of investments, excluding short-term investments, were $7,002,367 and $2,170,144 respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the year ended October 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$9,371,360	$-	$-	$9,371,360
Short-Term Investments	793,355	-	-	793,355
Total Investments	$10,164,715	$-	$-	$10,164,715

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2	The Fund did not hold any Level 2 or 3 securities at period end.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

There were no transfers between Levels at period end.

Note 9 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RNC Genter Dividend Income Fund and the
Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 2008 (commencement of operations) to October 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period December 31, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 21, 2012

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $139,163 for the year ended October 31, 2012.

For the year ended October 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-5GENTER.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	53	None.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and RNC Genter Capital Management (the “Investment Advisor”) with respect to the RNC Genter Dividend Income Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with the returns of the Russell 1000 Value Index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Large Deep Value Universe for the one- and three-year periods ended June 30, 2012.  With respect to the performance results of the Fund, the Trustees noted that the meeting materials indicated that the annualized total returns of the Fund for the one- and three-year periods exceeded the returns of the Russell 1000 Value Index and the Peer Group and Large Deep Value Universe medians.  The Board noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) were higher than the Fund’s Peer Group and Universe medians, and that the total expenses paid by the Fund (net of fee waivers) were lower than the Fund’s Peer Group median but higher than the Universe median.  The Trustees noted, however, that the Investment Advisor was waiving its entire advisory fee with respect to the Fund and subsidizing other Fund expenses because of the Fund’s low asset levels.  The Board noted that at the Fund’s current asset levels the fees charged by the Investment Advisor to the Fund are lower than the fees it charges other clients according to its standard fee schedule.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had realized no profits with respect to the Fund in the past year.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

RNC Genter Dividend Income Fund
FUND EXPENSES – October 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/12 to 10/31/12.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12 – 10/31/12
Actual Performance	$1,000.00	$1038.10	$6.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1018.71	$6.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/13